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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 12, 2005



                                 PERRIGO COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                           0-19725                     38-2799573
---------------                     -----------              -------------------
(State of other                     (Commission                 (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)

515 Eastern Avenue, Allegan, Michigan                    49010
------------------------------------------            ----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (269) 673-8451
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Nominating Agreement

In connection with the acquisition by Perrigo Company ("Perrigo") of Agis Industries (1983) Ltd. ("Agis"), Perrigo entered into a Nominating Agreement with Moshe Arkin, a shareholder of Agis, whereby, subject to the corporate governance standards of Perrigo, Perrigo agreed to name Mr. Arkin to the Perrigo board of directors and gave him the right upon closing of the Agis acquisition to nominate one additional person to Perrigo's board. In addition, upon the next board vacancy, Mr. Arkin will have the right to designate a replacement director. On July 12, 2005, Perrigo and Mr. Arkin entered into an Amendment to Nominating Agreement pursuant to which Mr. Arkin's right to nominate one additional person to Perrigo's board was extended.

The foregoing description of the Nominating Agreement and the Amendment to Nominating Agreement is qualified in its entirety by reference to the text of the respective documents, which are Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      10.1. Nominating Agreement, dated as November 14, 2004, between Perrigo Company and Moshe Arkin (filed as Appendix F to the proxy/statement prospectus included in Perrigo's registration statement on Form S-4 (File No. 333-121574) filed with the Securities and Exchange Commission and declared effective on February 14, 2005 and incorporated herein by reference).

      10.2 Amendment to Nominating Agreement, dated as July 12, 2005, between Perrigo Company and Moshe Arkin.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY
                                        (Registrant)



                                        By: /s/ Todd W. Kingma
                                           -------------------------------------
Dated: July 14, 2005                        Todd W. Kingma
                                            Senior Vice President, Secretary and
                                            General Counsel



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                                  EXHIBIT INDEX

10.1. Nominating Agreement, dated as November 14, 2004, between Perrigo Company and Moshe Arkin.

10.2 Amendment to Nominating Agreement, dated as July 12, 2005, between Perrigo Company and Moshe Arkin.